SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2010

WILLOW CREEK ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52970	27-3231761
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7251 W. Lake Mead Blvd., Suite 300 Las Vegas, Nevada 89128
(Address of principal executive offices)

(310) 600-8757
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 5th Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.330.1020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Willow Creek Enterprises, Inc.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 21, 2010, Willow Creek Enterprises, Inc., a Delaware corporation, (the “Company”) announced that it is in the process of completing a non-brokered private placement, subject to market and other conditions, of $500,000 (the “Private Placement”). The Private Placement consists of 40 Units (each a “Unit”) offered at $12,500 per Unit, with each Unit being comprised of 25,000 shares of the Company's common stock and  a Common Stock Purchase Warrant (the “2010 Warrant”) for the purchase of up to 12,500 shares of the Company’s Common Stock at $0.75 per share. The Private Placement agreements contain standard representations, and warranties and affirmative and negative covenants, and are described in greater detail below.

The 2010 Warrant is exercisable for an aggregate of 12,500 shares of Common Stock at an exercise price of $0.75 per share for three (3) years from date of issue.

The common stock being sold through this Private Placement has not and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement under the Securities Act. This Current Report is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

The description of the Private Placement documents are brief summaries only and are qualified in their entirety by their respective terms set forth in each document, forms of which are filed as exhibits to this Current Report.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Common Stock Purchase Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2010

Willow Creek Enterprises, Inc.

By: /s/ Terry Fields

Name: Terry Fields

Title: CEO